MARKETOCRACY FUNDS
The Masters 100SM Fund

Supplement dated August 11, 2017, to the
Summary Prospectus dated October 28, 2016

The Board of Trustees (the “Board”) of The Marketocracy Funds has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Trust, including its sole series, The Marketocracy Masters 100 Fund (the “Fund”).  In connection with this determination, the Board has adopted a plan of liquidation. Please note that the Trust will be liquidating its assets on or about September 15, 2017, or such later date as the Trust’s investment manager, Marketocracy Capital Management LLC (the “Manager”), shall determine to be appropriate (the “Distribution Date”).

In connection with the liquidation of the Trust, effective immediately, the Trust will CEASE SALES OF FUND SHARES. In addition, effective immediately, the Manager will begin an orderly transition of the Trust’s portfolio investments to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

At any time prior to the Distribution Date, investors may redeem shares of the Fund.  On or about the Distribution Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares. If you still hold shares of the Trust on the Distribution Date, we will automatically redeem your shares and remit the cash proceeds to you (via check or wire) based on the instructions listed on your account.

The redemption, sale, exchange, or liquidation of your shares may be a taxable event to the extent that your tax basis in the shares is lower than the liquidation proceeds per share that you receive. You should consult your personal tax advisor concerning your particular tax situation.

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares.  If you hold your Fund shares through a tax‑deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis.  For example, if you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to September 15, 2017 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Trust at 1-888-884-8482 if you have questions or need assistance.

Please retain this Supplement with your Summary Prospectus for future reference.